HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

DATE:	July 31, 2007

TO:	Supplemental Interest Trust,
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110
("Party B")

FROM:	HSBC BANK USA, NATIONAL ASSOCIATION
452 Fifth Avenue
New York, NY 10018
("Party A")

RE:	Interest Rate Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of July 31, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms
Trade Date:	July 27, 2007
Effective Date:	August 27, 2007

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

Termination Date:	July 25, 2012, subject to adjustment in accordance with the Following Business Day Convention
Notional Amount:	See Amortization Schedule, Schedule A
Fixed Amounts:
Fixed Rate Payer:	Party B
Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on September 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.
Fixed Rate	See Amortization Schedule, Schedule A
Fixed Rate Day Count Fraction:	Actual/360
Floating Amounts:
Floating Rate Payer:	Party A
Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on September 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	One month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Minnesota, Colorado or Illinois are closed.

Floating Rate Payer Upfront Payment:
$4,793,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to July 31, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2.	Procedural Terms:
	Calculation Agent:	Party A
	Offices:	The Office of Party A for the Swap Transaction is New York
Account Details:
	Payments to Party A:	HSBC Bank USA, National Association ABA # 021-001-088 For credit to Department 299 A/C: 000-04929-8 HSBC Derivative Products Group

	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: LXS 2007-15N Attn: J. Byrnes

	Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5624 Acct Name: Lehman Brothers Inc. Ref: LXS 2007-15N Attn: Frank Affronti

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to 212 525 5517 to the attention of Christian McGreevy:

Fax Number : 212 525 5517
Telephone Number : 212 525 8710

HSBC BANK USA, NATIONAL ASSOCIATION

By: ________________________________________
Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION

By: ________________________________________
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-15N
By: U.S. Bank, National Association, not in its individual capacity, but solely as Trustee

By:________________________________
Name:
Title:

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

SCHEDULE A to the Confirmation dated as of July 31, 2007,
Re: Reference Number 483603HN
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention
From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
8/27/2007	9/25/2007	1,025,602,266.00	5.43%
9/25/2007	10/25/2007	992,061,009.00	5.45%
10/25/2007	11/25/2007	959,625,599.00	5.40%
11/25/2007	12/25/2007	928,259,295.00	5.38%
12/25/2007	1/25/2008	897,926,587.00	5.38%
1/25/2008	2/25/2008	868,593,151.00	5.35%
2/25/2008	3/25/2008	840,225,811.00	5.32%
3/25/2008	4/25/2008	812,792,502.00	5.28%
4/25/2008	5/25/2008	786,262,230.00	5.25%
5/25/2008	6/25/2008	760,605,037.00	5.22%
6/25/2008	7/25/2008	735,791,967.00	5.19%
7/25/2008	8/25/2008	711,795,030.00	5.17%
8/25/2008	9/25/2008	684,009,424.00	5.15%
9/25/2008	10/25/2008	657,314,616.00	5.15%
10/25/2008	11/25/2008	631,667,549.00	5.15%
11/25/2008	12/25/2008	607,026,874.00	5.15%
12/25/2008	1/25/2009	583,352,884.00	5.16%
1/25/2009	2/25/2009	560,607,444.00	5.17%
2/25/2009	3/25/2009	538,753,934.00	5.18%
3/25/2009	4/25/2009	517,757,184.00	5.20%
4/25/2009	5/25/2009	497,583,421.00	5.21%
5/25/2009	6/25/2009	478,200,206.00	5.23%
6/25/2009	7/25/2009	459,576,389.00	5.26%
7/25/2009	8/25/2009	441,682,053.00	5.28%
8/25/2009	9/25/2009	421,421,077.00	5.30%
9/25/2009	10/25/2009	402,091,684.00	5.34%
10/25/2009	11/25/2009	383,650,455.00	5.35%
11/25/2009	12/25/2009	366,055,264.00	5.37%
12/25/2009	1/25/2010	349,269,961.00	5.38%
1/25/2010	2/25/2010	333,257,482.00	5.39%
2/25/2010	3/25/2010	317,979,764.00	5.40%
3/25/2010	4/25/2010	303,400,678.00	5.41%
4/25/2010	5/25/2010	289,341,055.00	5.43%
5/25/2010	6/25/2010	276,070,370.00	5.44%
6/25/2010	7/25/2010	262,579,335.00	5.45%
7/25/2010	8/25/2010	205,861,732.00	5.46%
8/25/2010	9/25/2010	196,442,106.00	5.48%
9/25/2010	10/25/2010	187,450,214.00	5.49%
10/25/2010	11/25/2010	178,866,702.00	5.50%
11/25/2010	12/25/2010	170,669,550.00	5.52%
12/25/2010	1/25/2011	162,846,438.00	5.53%
1/25/2011	2/25/2011	155,382,659.00	5.54%
2/25/2011	3/25/2011	148,260,520.00	5.55%
3/25/2011	4/25/2011	141,463,711.00	5.56%
4/25/2011	5/25/2011	134,978,451.00	5.57%
5/25/2011	6/25/2011	128,790,523.00	5.58%
6/25/2011	7/25/2011	122,885,284.00	5.58%
7/25/2011	8/25/2011	117,250,036.00	5.59%

HSBC Bank USA, National Association
452 Fifth Avenue
New York, NY 10018
Fax: (212) 525-5517

From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
8/25/2011	9/25/2011	111,850,460.00	5.60%
9/25/2011	10/25/2011	106,662,345.00	5.62%
10/25/2011	11/25/2011	101,533,004.00	5.63%
11/25/2011	12/25/2011	96,611,375.00	5.64%
12/25/2011	1/25/2012	25,913,140.00	5.64%
1/25/2012	2/25/2012	24,696,856.00	5.65%
2/25/2012	3/25/2012	23,449,479.00	5.66%
3/25/2012	4/25/2012	22,161,698.00	5.67%
4/25/2012	5/25/2012	20,711,135.00	5.67%
5/25/2012	6/25/2012	19,099,280.00	5.68%
6/25/2012	7/25/2012	2,690,702.00	5.68%